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                                                                EXHIBIT 10.42





                      AMENDMENT TO SHAREHOLDERS AGREEMENT


                         DATED AS OF NOVEMBER 26 , 1997





                 THIS AMENDMENT ("this Amendment") to the Subscription and Shareholder Agreement dated 28th December 1994 between the parties hereto (the "Shareholders Agreement") is entered into as of the date set forth above.

                 The parties hereto agree as follows:

1. Terms used herein with an initial capital and not otherwise specifically defined herein shall have the meanings given to them in the Shareholders Agreement.

2. The definition of the term "the Option Agreements" shall be amended so as to read hereafter as follows:

                 "the put and call option agreements to be entered into between Plicom and PLD and EIL and PLD, each in the agreed form, and each as may be amended from time to time by the relevant parties thereto"

3. Clause 5 of, and Schedule II to the Shareholders Agreement shall be deleted therefrom in their entirety, with effect as of the date hereof.

4. The proviso at the end of Clause 12.13 shall be deleted therefrom, with effect as of the date hereof.

5. Clause 12.14 of the Shareholders Agreement shall be amended so as to read hereafter as follows:

                 "Each of the parties hereby appoint those persons, details of which are set out below, in each case for service of process in connection with legal proceedings in England and arising out of or in connection with this Agreement:





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
                                  FOR THE
         PARTY    AGENT           ATTENTION OF           ADDRESS/FAX
            PLD                   E. Clive Anderson          c/o PLD Telekom Inc.
                                  and Philip R. Eager        680 Fifth Avenue
                                                             24th Floor
                                                             New York, NY 10019
                                                             (212) 262-8870

            EIL  Charles          M. Moncreiffe              8-10 New Fetter Lane
                 Russell          and J. Holder              London EC4A 1RS
                                                             44 71 203 0202

         PLICOM  Charles          M. Moncreiffe              8-10 New Fetter Lane
                 Russell          and J. Holder              London EC4A 1RS
                                                             44 71 203 0202

    THE COMPANY
                 A&L Goodbody     E. Fitzgerald              Pinnacle House
                                  and T. Scanlon             23-26 St. Dunstan's Hill
                                                             London EC3R 8HL"



7. Clause 12.15 of the Shareholders Agreement shall be amended so as to read hereafter as follows:

                 Copies of all submissions and requests for consent to be served pursuant to clauses 4.2 and 5.1 shall also be sent to PLD at its offices in New York, U.S.A., to Messrs. E. Clive Anderson and Philip R. Eager, at c/o PLD Telekom Inc., 680 Fifth Avenue, New York, NY 10019, U.S.A.

8. PLD and Technocom, on the one part, and Plicom and the Plicom Director, on the other part, hereby waive and release any claims which either of them may have against the other in respect of any breach of the Shareholders Agreement occurring up to and including the date hereof.

9. Except as set forth above, all of the other provisions of the Shareholders Agreement shall remain in full force and effect, and the Shareholders Agreement, as amended hereby, is hereby ratified and confirmed by the parties hereto.





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ATTESTATIONS


Signed by JAMES HATT                               )s/s JAMES R. S. HATT
For and on behalf of                               )
PLD TELEKOM INC.                                   )
In the presence of:                                )s/s DOROTHEA H. HATT




Signed by MARK MONCREIFFE                          )s/s MARK MONCREIFFE
For and on behalf of                               )
PLICOM LIMITED                                     )
In the presence of:                                )s/s VINCENZO JANNI



Signed by                                          )s/s BORIS ANTONIUK
For and on behalf of                               )
ELITE INTERNATIONAL LIMITED                        )
In the presence of:                                )s/s DOROTHEA H. HATT



Signed by JAMES HATT                               )s/s JAMES R. S. HATT
For and on behalf of                               )
TECHNOCOM LIMITED                                  )
In the presence of:                                )s/s DOROTHEA H. HATT



Signed by SUE COZENS AS ATTORNEY FOR               )s/s SUE COZENS
MARK KLABIN                                        )
In the presence of:                                )s/s VINCENZO JANNI



Signed by                                          )s/s BORIS ANTONIUK
BORIS ANTONIUK                                     )
In the presence of:                                )s/s DOROTHEA H. HATT





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